UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 17, 2007
LEINER HEALTH PRODUCTS INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	333-33121 (Commission File Number)	95-3431709 (IRS Employer Identification Number)

901 East 233rd Street, Carson, California (Address of principal executive offices)		90745 (Zip Code)
Registrant’s telephone number, including area code (310) 835-8400
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
As previously disclosed on Form 8-K on September 11, 2007, we became aware of a Department of Justice investigation relating to the production, control, and distribution of certain over-the-counter drug products at our Fort Mill Facility, which we believe concerns certain activities relating to the observations included in a Form 483 report we received from the Food and Drug Administration.
We will hold a conference call on Tuesday, September 18, 2007, at 12:00 p.m. Eastern Time regarding these events. The dial-in number for the conference call is (877) 278-2335 for domestic callers and (706) 634-0167 for international callers. Participants should enter “17325637” as the ID number to participate in the conference call. For those who cannot listen to the live broadcast, a telephone replay of the call will be available from September 18, 2007 through September 25, 2007, and can be accessed by dialing (800) 642-1687 or (706) 645-9291 and using the same conference ID number.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leiner Health Products Inc.
By:	/s/ Robert K. Reynolds
Robert K. Reynolds
President and Chief Operating Officer

Date: September 17, 2007